SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2009

CardioVascular BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51172	33-0795984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 Village Center Circle, Suite 250
Las Vegas, Nevada	89134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-839-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

CardioVascular BioTherapeutics, Inc. (the “Company”) and Phage Biotechnology Corporation (“Phage”) entered into a Joint Patent Agreement (the “Agreement”) as of February 28, 2007 (the “Effective Date”) (incorporated by reference as Exhibit 10.1 hereto).  As of the Effective Date the Joint Patent Agreement superseded the Joint Patent Ownership and License Agreement dated as of August 16, 2004, which was later amended and restated as of May 23, 2006 (the “Joint Ownership Agreement”) (incorporated by reference as Exhibit 10.2 hereto). The Company and Phage entered into a new agreement superseding the Joint Ownership Agreement to specify those future patents and patent applications that are to be subject to joint ownership and so as to restate the licenses granted in the Joint Ownership Agreement to further clarify the parties’ respective rights and provide for continued access to the necessary rights in the event of insolvency.

Phage, the Company’s manufacturer of drug products, had an involuntary petition under the United States Bankruptcy Code for Chapter 7 filed against it October 2, 2008 by a group of petitioning creditors in the US Bankruptcy Court for the Southern District of California (the “Court”). Phage filed on October 27, 2008 to convert the Chapter 7 petition to reorganization under Chapter 11. The Court approved the conversion to Chapter 11 on October 28, 2008.  In an effort to reorganize under Chapter 11, Phage notified the Company on February 20, 2009 that it intended to reject the Joint Patent Agreement and filed a motion with the Court to approve the rejection, the deadline of which to oppose was March 16, 2009.

After careful evaluation, on March 16, 2009 the Company elected to exercise its rights pursuant to Section 365(n) of the Bankruptcy Code and Section 7 of the Joint Patent Agreement to continue its rights as a licensee pursuant to the licensing provision of Section 11 of the Joint Patent Agreement.  The Joint Patent Agreement therefore terminated on March 16, 2009 and though the Company no longer shares joint ownership of the patents, the Company can continue practicing the use of the patents with the licensing rights it elected to retain.

The Company is assessing alternatives for the manufacture of drug product for the Company and technical support for the Company.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1
Joint Patent Agreement entered into by CardioVascular BioTherapeutics, Inc., and Phage Biotechnology Corporation dated as of February 28, 2007 (incorporated by reference to Exhibit 10.1 on the Form 8-K filed with the Securities and Exchange Commission March 29, 2007).

10.2
Joint Patent Ownership and License Agreement dated as of August 16, 2004, as amended and restated as of May 23, 2006 (incorporated by reference to Exhibit 10.2 on the Form 8-K filed with the Securities and Exchange Commission May 26, 2006).

10.3
 Letter from CardioVascular BioTherapeutics, Inc. to Phage Biotechnology Corporation dated March 16, 2009 electing under Section 365(n) of the Bankruptcy Code and Section 7 of the Joint Patent Agreement to continue its rights as a licensee pursuant to the licensing provision of Section 11 of the Joint Patent Agreement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Date: March 20, 2009	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

10.1
Joint Patent Agreement entered into by CardioVascular BioTherapeutics, Inc., and Phage Biotechnology Corporation dated as of February 28, 2007 (incorporated by reference to Exhibit 10.1 on the Form 8-K filed with the Securities and Exchange Commission March 29, 2007).

10.2
Joint Patent Ownership and License Agreement dated as of August 16, 2004, as amended and restated as of May 23, 2006 (incorporated by reference to Exhibit 10.2 on the Form 8-K filed with the Securities and Exchange Commission May 26, 2006).

10.3
Letter from CardioVascular BioTherapeutics, Inc. to Phage Biotechnology Corporation dated March 16, 2009 electing under Section 365(n) of the Bankruptcy Code and Section 7 of the Joint Patent Agreement to continue its rights as a licensee pursuant to the licensing provision of Section 11 of the Joint Patent Agreement.

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